UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                  F O R M 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                January 27, 1998



                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                                           74-2584033
(Commission File Number)              (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  210-490-4788


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                              Item 5. OTHER EVENTS.

         (a) On January 20, 1998 Abraxas Petroleum Corporation announced the Company has priced a private offering of $60 million principal amount of 11.5% senior notes. Such notes are an add-on to the Company's existing $215 million senior notes.





         The following exhibits are filed as part of this report:

NUMBER                                               DOCUMENT
------                                               --------
99.5                                     Press release dated January 21, 1998



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                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ABRAXAS PETROLEUM CORPORATION



                           By:      _________________________________________
                                    Chris Williford
                                    Executive Vice President, Chief Financial
                                    Officer and Treasurer


Dated:   January 27, 1998


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